SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ____________________

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       March 27, 1997
                                                      --------------------------

                                    FIRECOM, INC.
     ---------------------------------------------------------------------------
                  (Exact name of registrant as specified in charter)


                New York                0-12873             13-2934531
     ---------------------------------------------------------------------------
          (State of Incorporation)      (Commission         (IRS Employer
                                        File Number)        Identification No.)


                     39-27 59th Street, Woodside, New York 11377
                     -------------------------------------------
                       (Address of principal executive offices)


     Registrant's telephone number, including area code  (718) 899-6100
                                                         --------------

     ITEM 5.   OTHER EVENTS.
     ------    ------------

               On March 27, 1997, Firecom, Inc. (the "Company") entered into a Purchase Agreement (the "Purchase Agreement") with Norwood Venture Corp. ("Norwood") pursuant to which the Company purchased 583,331 shares of common stock of the Company and warrants to purchase an additional 750,002 shares of common stock of the Company held by Norwood for an aggregate purchase price of $1,604,165.50. Of such purchase price, 20%, or $320,833.10, was paid at closing and the remaining 80% was satisfied by the delivery to Norwood of a Subordinated Promissory Note (the "Promissory Note") in the principal amount of $1,283,332.40, payable over six years in 24 level, quarterly installments (commencing June 27, 1997) and bearing interest at a rate of 10% per annum.

               After giving effect to the Company's purchase, the Company has 4,381,344 shares of common stock outstanding.

               Copies of the Purchase Agreement and the Promissory Note are attached hereto as Exhibits 2.1 and 4.1, respectively, and by this reference made a part hereof.

     ITEM 7.   EXHIBITS.
     ------    --------

               (c)  Exhibits
                    --------

                    2.1 Purchase Agreement, dated as of March 27, 1997, between Norwood Venture Corp. and Firecom, Inc.

                    4.1 Subordinated Promissory Note, dated March 27, 1997, made by Firecom, Inc. in favor of Norwood Venture Corp.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:    April 1, 1997            FIRECOM, INC.



                                        By: /s/ Paul Mendez
                                           -----------------------------------
                                           Paul Mendez
                                           Chairman of the Board, President
                                             and Chief Executive Officer

                                    EXHIBIT INDEX
                                    -------------



     Exhibit Number      Description of Exhibit
     --------------      ----------------------


          2.1            Purchase Agreement, dated as of
                         March 27, 1997, between Norwood
                         Venture Corp. and Firecom, Inc.

          4.1            Subordinated Promissory Note, dated
                         March 27, 1997, made by Firecom,
                         Inc. in favor of Norwood Venture
                         Corp.